                                   [LETTERHEAD]

         NUMBER                                                   SHARES
                                     GAMETECH
                                   INTERNATIONAL
INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                              CUSIP 36466D 10 2


THIS CERTIFIES THAT




is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                             GAMETECH INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:
                                    [SEAL]
      /s/ [Illegible]                                 /s/ [Illegible]

         SECRETARY                         CHAIRMAN AND CHIEF EXECUTIVE OFFICER




COUNTERSIGNED AND REGISTERED:
                  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                           TRANSFER AGENT AND REGISTRAR
BY


                                                           AUTHORIZED SIGNATURE

   The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

                    UNIF GIFT MIN ACT -               Custodian
                                        -------------           ---------------
                                           (Cust)                   (Minor)
                                        under Uniform Gifts to Minors
                                        Act
                                            -----------------------------------
                                                         (State)
                    UNIF TRF MIN ACT -                Custodian (until age    )
                                        -------------                      ---
                                           (Cust)
                                                        under Uniform Transfers
                                        ---------------
                                           (Minor)
                                        to Minors Act
                                                      -------------------------
                                                                (State)

        Additional abbreviations may also be used in the above list.

FOR VALUE RECEIVED,                   HEREBY SELL, ASSIGN AND TRANSFER UNTO
                    -----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------

------------------------------



--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution on the premises.

Dated
      ---------------------------------

                                         X
                                           ------------------------------------

                                         X
                                           ------------------------------------

                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S)
                                           AS WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed






By
   ------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-16.